UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16 2007
DELTA AIR LINES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-05424	58-0218548
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 20706, Atlanta, Georgia 30320-6001
(Address of principal executive offices)

Registrant’s telephone number, including area code: (404) 715-2600

Registrant’s Web site address: www.delta.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

          On March 16, 2007, the Personnel & Compensation Committee (“P&C Committee”) of the Board of Directors of Delta Air Lines, Inc. adopted the Delta Air Lines, Inc. 2007 Performance Compensation Plan, subject to approval of Delta’s Joint Plan of Reorganization by the U.S. Bankruptcy Court. The 2007 Performance Compensation Plan is filed with this report as Exhibit 10.1 and its contents are incorporated by reference into this Item 5.02.

          On March 16, 2007, the P&C Committee adopted the Delta Air Lines, Inc. 2007 Officer and Director Severance Plan, subject to approval of Delta’s Joint Plan of Reorganization by the U.S. Bankruptcy Court. The Severance Plan is filed with this report as Exhibit 10.2 and its contents are incorporated by reference into this Item 5.02.

          On March 16, 2007, the P&C Committee adopted targets and performance measures under the 2007 Management Incentive Plan (“MIP”), which is part of the 2007 Performance Compensation Plan and subject to approval of Delta's Joint Plan of Reorganization by the U.S. Bankruptcy Court. A summary of the target and performance measures is filed with this report as Exhibit 10.3 and its contents are incorporated by reference into this Item 5.02.

Item 8.01	Other Events.

          On March 20, 2007, Delta filed with the Bankruptcy Court a summary of the new compensation program for employees, including executive officers, in a supplement to the company’s Disclosure Statement. The portion of the supplement to the Disclosure Statement summarizing the new compensation program, excluding exhibits to such supplement, is furnished hereto as Exhibit 99.1. On March 20, 2007, Delta also issued a press release announcing the new compensation program for employees, which is furnished as Exhibit 99.2 hereto. The information furnished pursuant to this Item 8.01 shall not be deemed incorporated by reference into any other filing with the Securities and Exchange Commission.

Item 9.01	Financial Statements and Exhibits.

(d)     Exhibits

Exhibit Number	Description

Exhibit 10.1	Delta Air Lines, Inc. 2007 Performance Compensation Plan

Exhibit 10.2	Delta Air Lines, Inc. 2007 Officer and Director Severance Plan

Exhibit 10.3	Summary of the Targets and Performance Measures Under the 2007 Management Incentive Plan

Exhibit 99.1	Summary of Emergence Compensation Programs for Delta Air Lines, Inc.

Exhibit 99.2	Press Release dated March 20, 2007 titled “Delta Develops Comprehensive Compensation Program to Allow Employees to Share in Company’s Future Success.”

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELTA AIR LINES, INC.

By: /s/ Edward H. Bastain
Date: March 21, 2007	Edward H. Bastian Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 10.1	Delta Air Lines, Inc. 2007 Performance Compensation Plan
Exhibit 10.2	Delta Air Lines, Inc. 2007 Officer and Director Severance Plan
Exhibit 10.3	Summary of the Targets and Performance Measures Under the 2007 Management Incentive Plan
Exhibit 99.1	Summary of Emergence Compensation Programs for Delta Air Lines, Inc.
Exhibit 99.2	Press Release dated March 20, 2007 titled “Delta Develops Comprehensive Compensation Program to Allow Employees to Share in Company’s Future Success.”

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